EXHIBIT 99.1
FOR IMMEDIATE RELEASE:
THE TOWN AND COUNTRY TRUST ANNOUNCES SALE OF THE COMPANY IN AN
ALL-CASH TRANSACTION
Baltimore and New York, December 19, 2005 — The Town and Country Trust (NYSE:TCT), a multifamily real estate investment trust, announced today that it has entered into a definitive agreement to be acquired by a joint venture investment vehicle formed by affiliates of Morgan Stanley Real Estate and Onex Real Estate in an all-cash transaction totaling approximately $1.3 billion, including the assumption of debt.
Under the terms of the agreement, holders of TCT’s common shares of beneficial interest will receive $33.90 per share. Holders of limited partnership units in TCT’s operating partnership will be entitled to receive $33.90 per unit. The per share purchase price represents a 13.8% premium over TCT’s closing price this afternoon and a 16.5% premium over the 60-day average closing price. TCT will continue to pay regular quarterly dividends at a rate of $0.43 per share and per unit through the closing of the transaction, plus a pro-rated dividend for the quarter in which the transaction closes.
Completion of the transaction, which is expected to occur during the first quarter of 2006, is subject to the approval by two-thirds of TCT’s common shareholders and certain other customary closing conditions. The transaction has been unanimously approved by TCT’s Board of Trustees. Certain entities controlled by the Lerner family, together with executive officers and directors of TCT, who collectively own approximately 9% of the outstanding shares of TCT and 96% of the outstanding limited partnership units in TCT’s operating partnership have entered into a voting agreement in favor of the transaction.
Lazard Freres & Co. LLC acted as financial advisor to TCT, and Skadden, Arps, Slate, Meagher & Flom LLP, Venable LLP and Squire, Sanders & Dempsey LLP provided legal advice. Morgan Stanley acted as financial advisor to Morgan Stanley Real Estate and Onex Real Estate and Wachtell, Lipton, Rosen & Katz and Jones Day provided legal advice.
ABOUT THE TOWN AND COUNTRY TRUST
TCT is a multifamily real estate investment trust that owns and operates 39 apartment communities with 13,330 apartment homes in the Mid-Atlantic states and Florida. Additional information regarding TCT can be found on TCT ‘s web site at www.tctrust.com.
ABOUT MORGAN STANLEY REAL ESTATE
Morgan Stanley Real Estate is comprised of three major global businesses: Investing, Banking, and Lending. Since 1991, Morgan Stanley has acquired $73.1 billion of real estate assets worldwide and currently has approximately $40 billion in real estate assets on behalf of its clients. Morgan Stanley Real Estate provides a complete range of market-leading investment banking services to its clients including advice on strategy, mergers, acquisitions and restructurings, as well as underwriting public and private debt and equity financings. Morgan

Stanley is also a global leader in real estate lending and, using its own capital, originated upwards of $24 billion in commercial mortgages in 2005.
Morgan Stanley is a global financial services firm and a market leader in securities, investment management, and credit services. With more than 600 offices in 28 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.
ABOUT ONEX REAL ESTATE
Onex Real Estate was formed by Onex Corporation in January 2005 to invest in real estate assets in North America.
Onex Corporation is a diversified company with annual consolidated revenues of approximately $16 billion and consolidated assets of approximately $14 billion. Onex is one of Canada’s largest companies with global operations in service, manufacturing and technology industries. Its operating companies include Celestica Inc., Spirit AeroSystems, Inc., Emergency Medical Services Corporation, ClientLogic Corporation, Cineplex Entertainment Limited Partnership, J.L. French Automotive Castings, Inc., Res-Care, Inc., Cosmetic Essence, Inc., Center for Diagnostic Imaging, Inc. and Radian Communication Services Corporation. Onex shares trade on the Toronto Stock Exchange under the stock symbol OCX.SV.
FORWARD-LOOKING STATEMENTS
Certain matters discussed in this press release are forward-looking statements within the meaning of Federal Securities Law. Although TCT believes expectations reflected in such forward-looking statements are based upon reasonable assumptions, no assurance can be given that such expectations will be achieved. Forward-looking statements can be identified by the use of the words “project,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters.
Forward-looking statements in this press release include, without limitation, statements relating to the anticipated closing date of the transaction, TCT’s ability to generate attractive returns, and the possibility that any of the conditions to closing, including those outside the control of TCT, will be satisfied. TCT does not assure the future results or outcome of the matters described in forward-looking statements; rather, these statements merely reflect current expectations of the approximate outcomes of the matters discussed. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond TCT’s control. The reader is cautioned to make his/her own judgment with regard to the statements discussed in this press release and the assumptions noted by TCT herein.
Many factors may cause actual results and TCT’s actual performance to differ materially from the anticipated future results or performance expressed or implied by these forward-looking statements. Certain of the factors that could cause actual results or TCT’s actual performance to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, disruption to TCT’s business as a result of the announcement and pendency of the merger, maintaining relationship with customers an partners, general economic conditions, local real estate conditions and other risks detailed from time to time in TCT’s Securities and Exchange Commission (SEC) reports, including the annual report on form 10-K for the year ended December 31, 2004.
ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT
In connection with the transaction, TCT will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Free copies of the proxy statement (when available) and other documents filed by TCT with the SEC may also be obtained from TCT by directing a request by mail or telephone to The Town and Country Trust, 300 East Lombard Street, Baltimore, MD 21202, telephone (410) 539-7600.
Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger. Proxies may be solicited on behalf of TCT by members of its Board of Trustees and executive officers. Information regarding the trustees and officers of TCT is included in its definitive proxy statements for its 2005 Annual Meetings filed with the SEC in March 2005 and may be obtained free of charge at the SEC’s website at www.sec.gov or at TCT’s website at www.tctrust.com. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
FOR FURTHER DETAILS CONTACT THE TOWN AND COUNTRY TRUST:

Harvey Schulweis	Joseph Calabrese

Chairman and Chief	(Investor Inquiries)
Executive Officer

The Town and Country Trust	Financial Relations Board

(212) 407-2170	(212) 827-3772

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